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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 4, 1999




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                   1-31070                    23-2328753
(State or other jurisdiction      (Commission                 (IRS employer
      of incorporation)           File Number)            identification number)




                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)


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Item 5.  Other Events

     Derma Sciences, Inc. (the "Registrant") on June 4, 1999 entered into a sales agreement with Beverly Enterprises, Inc. (NYSE:BEV) ("Beverly"), the nation's largest provider of long-term (nursing and convalescent) healthcare services. The agreement provides for the sale to Beverly of Registrant's skin care products, including soaps, body washes, shampoos bath additives and moisturizing lotions, together with Registrant's wound care products Dermagran Ointment and Dermagran Moisturizing Spray.

     The Registrant expects that revenues from sales pursuant to the agreement will be in excess of $2 million per year. Initial shipments under the agreement are expected before the end of June, 1999.

     The agreement runs through May 31, 2001 with an option on the part of Beverly to extend the agreement for an additional year. The agreement may be terminated by Registrant or Beverly upon ninety days notice.

     For further information relative to the agreement, please refer to the Agreement and related press release attached as exhibits hereto and incorporated by reference herein.

     Statements contained in this document that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Registrant's actual results and could cause such results to differ materially from any forward-looking statements which may be made in this document or which are otherwise made by or on behalf of the Registrant. Factors which may affect the Registrant's results include, but are not limited to, product demand, market acceptance, impact of competitive products and prices, product development, completion of an acquisition, commercialization or technological difficulties, the success or failure of negotiations and trade, legal, social and economic risks. Additional factors that could cause or contribute to differences between the Registrant's actual results and forward-looking statements include, but are not limited to, those discussed in the Registrant's filings with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

      (a)  Not applicable
      (b)  Not applicable
      (c)  Exhibits:

          10.01 Agreement dated June 4, 1999 between the Registrant and Beverly Enterprises, Inc.

          99     Press release dated June 8, 1999


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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DERMA SCIENCES, INC.



Date:  June 9, 1999                  By:  /s/   Stephen T. Wills
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                                     Stephen T. Wills, CPA, MST
                                     Vice President and Chief Financial Officer